Exhibit 99.2

Sarcos Pivots to Robotics AI Software Near-Term Opportunity

AI Software Platform to be Launched by mid-2024; Leverages Years of Sarcos R&D and Recent Momentum from U.S. Department of Defense Contract Wins

Reduction in Force to Align Resources with AI Focus

SALT LAKE CITY– Nov. 14, 2023 – Sarcos Technology and Robotics Corporation (“Sarcos”) (NASDAQ: STRC and STRCW), a leader in advanced robotic technology designed to increase the intelligence, efficiency, capability and productivity of advanced robotic systems through applied autonomy, today announced that it is pivoting its business to focus on the larger, near-term opportunity of its robotic artificial intelligence (AI) and machine learning (ML) software platform.

“The underlying power of what Sarcos offers is in the software we have developed over many years,” said Laura Peterson, President and Chief Executive Officer of Sarcos. “After continued extensive analysis of our business that led to a deeper understanding of the risks and work necessary to bring our robotic systems to market, we determined that our AI software platform offers the greatest risk-adjusted revenue opportunity for the company in the near- and mid-term. We believe that our AI software platform will enable, for the majority of the industrial robots being sold around the world, a dramatic reduction in robotic training times while also making industrial robots far more agile, meaning they can perform more tasks with greater variability similar to how humans can perform a wide variety of tasks. In our lab environment and in simulations, we have trained commercially available robotic arms to do simple tasks in minutes.

“Our DNA is robotics, which gives us a unique and valuable perspective on how to use software to tackle the challenges associated with training and managing industrial robots in complex and dynamic environments. With the large number of robotic systems throughout the world and a product that we believe is unlike anything else currently available, we see a broad addressable market and an opportunity to build a robust software business that is scalable at a substantially faster rate than our hardware solutions.”

Sarcos’s vision for its AI software platform began in 2017 and progressed to its first CYTAR™ (Cybernetic Training for Autonomous Robots) government proposal in 2019. Significant design and development work began in 2020 when Chief Technology Officer Dr. Denis Garagić joined the Company. AI software development contracts with the U.S. Air Force provide funding for the development of the AI software platform and opportunities to test the platform in real-world use cases. Sarcos anticipates bringing a version of its AI software platform, compatible with most industrial robots being sold today, to market in the first half of 2024. A subsequent version with additional features is planned for release by the end of 2024.

“With the need to ensure we have sufficient financial resources to pursue our software opportunity, we have made the difficult decision to suspend for the foreseeable future commercialization efforts on our subsea, aviation and solar robotics hardware programs. We will, however, continue to address these markets through our AI/ML software platform,” Peterson said. “By de-coupling our AI and ML software from our own robotic systems, we believe we can reach a much broader market more quickly. We believe this is the right decision for both the short-term and long-term health of and opportunities for the business. We can run a leaner business that is more efficient, reduce our cash usage and put ourselves in a stronger position to reach profitability without the need to raise additional financing.”

As a result of streamlining its business, Sarcos will reduce its workforce by approximately 150 employees. Affected employees will receive 60 days’ notice of termination, as required by the Worker Adjustment and Retraining Notification (WARN) Act. Also, Sarcos intends to close its Pittsburgh office and consolidate operations in Salt Lake City. Sarcos had previously announced that it would cease manufacturing operations in its Pittsburgh location.

“While it is always a difficult decision to make staffing cuts, especially one this significant, it is important that Sarcos is resourced appropriately and that we are good stewards of our capital,” Peterson said. “We believe the prioritization of our AI software platform meets our previously announced goal of pursuing significant near-term revenue tied to acute customer needs, reduces our capital requirements and related risks in line with available resources, and will lead to long-term stockholder value creation.”

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About Sarcos Technology and Robotics Corporation

Sarcos Technology and Robotics Corporation (NASDAQ: STRC and STRCW) is a leader in advanced robotic technology designed to increase the intelligence, efficiency, capability and productivity of advanced robotic systems. Sarcos robotic artificial intelligence and machine learning software enables generalizable autonomy to address challenging, dynamic, environments for industries that require a high degree of adaptability and efficiency. For more information, please visit www.sarcos.com and connect with us on LinkedIn at www.linkedin.com/company/sarcos.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding Sarcos’ prioritization of its AI software platform, product capabilities, robotic training time reductions, the timing of product development and release, market size, robots compatible with the software, potential to scale the software business, availability and sufficiency of available resources, whether additional financing will be needed, time to significant revenue, the scope of the planned reduction in force, funding from government contracts and the closing of the Pittsburgh facilities. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sarcos’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sarcos is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Sarcos has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Sarcos and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Sarcos with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Sarcos PR and Investor Contacts:

Press Contact:

Tricia Ross

Financial Profiles

310.622.8226

STRC@finprofiles.com

Investor Contact:

Julie Kegley

Financial Profiles

310.622.8246
STRC@finprofiles.com